Exhibit 99.1

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Carbo Ceramics Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of the company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the company.

A signed original of this written statement required by Section 906 has been provided to Carbo Ceramics Inc. and will be retained by Carbo Ceramics Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 5, 2003

/s/ C. MARK PEARSON

Name: C. Mark Pearson

Title:   Chief Executive Officer

Dated:  May 5, 2003

/s/ PAUL G. VITEK

Name: Paul G. Vitek

Title:   Chief Financial Officer